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May 2, 2006

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:     WM Variable Trust (File Nos. 033-57732 and 811-07462)

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the "Act"), the undersigned, being the Secretary of WM Variable Trust (the "Trust"), hereby submits this filing in lieu of a filing under Rule 497(c) under the Act and certifies that:

1. definitive forms of Prospectus dated May 1, 2006 describing the shares of the Trust that would have been filed under paragraph (c) of Rule 497 do not differ from those contained in the Trust's most recent amendment to its registration statement on file with the Securities and Exchange Commission;

2. the definitive form of the Statement of Additional Information dated May 1, 2006 describing the shares of the Trust does not differ from that contained in the Trust's most recent amendment to its registration statement on file with the Securities and Exchange Commission; and

3. the text of the Trust's most recent amendment to its registration statement was filed electronically with the Securities and Exchange Commission on April 26, 2006 pursuant to Rule 485(b) under the Act.

No fees are required in connection with this filing. Please contact the undersigned at (206) 461-8622 with any questions or comments regarding this matter.


Very truly yours,

/s/ JOHN T. WEST
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John T. West


CC:     Brian D. McCabe, Esq.
        Gina M. Christopher, Esq.
        Daniel B. Adams, Esq.